UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2004

THE E.W. SCRIPPS COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number 0-16914

Ohio	31-1223339
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 977-3000

Not Applicable

(Former name or former address, if changed since last report)

THE E.W. SCRIPPS COMPANY

INDEX TO CURRENT REPORT ON FORM 8-K DATED JANUARY 22, 2004

Item No.		Page
7.	Financial Statements and Exhibits	3
12.	Results of Operations and Financial Condition	3

2

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99	Press release dated January 22, 2004.

Item 12. Results of Operations and Financial Condition

On January 22, 2004 we released information regarding results of operations for the quarter and year ended December 31, 2003. A copy of the press release is filed as Exhibit 99.

The discussion and the information contained in the press release contain certain forward-looking statements that are based on our current expectations. Forward-looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from the expectations expressed in the forward-looking statements. Such risks, trends and uncertainties, which in most instances are beyond our control, include changes in advertising demand and other economic conditions; consumers’ taste; newsprint prices; program costs; labor relations; technological developments; competitive pressures; interest rates; regulatory rulings; and reliance on third-party vendors for various products and services. The words “believe,” “expect,” anticipate,” “estimate,” “intend,” and similar expressions identify forward-looking statements. All forward-looking statements, which are as of the date of this filing, should be evaluated with the understanding of their inherent uncertainty.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Joseph G. NeCastro
Joseph G. NeCastro
Senior Vice President and Chief Financial Officer

Dated: January 22, 2004

3